UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2019

RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Board Chair
Red Robin Gourmet Burgers, Inc. (the “Company”) today announced that on October 7, 2019, the Board of Directors (the “Board”) appointed David A. Pace as Chair of the Board, effective November 1, 2019. Mr. Pace succeeds Pattye L. Moore who served as Board Chair since 2010 and, as previously announced, plans to retire from the Board following an appropriate transition period. Ms. Moore also served as Interim President and Chief Executive Officer from April 2019 until October 3, 2019, when Paul J.B. Murphy III began serving as President and Chief Executive Officer.
New Director Committee Assignments
New directors, Tom Conforti, G.J. Hart, and David Pace, who were elected to the Board in August 2019 have now been appointed to serve on the following Board committees:
Tom Conforti        Audit Committee, Finance Committee
G.J. Hart        Compensation Committee, Finance Committee
David Pace        Compensation Committee
This disclosure amends the Current Report on Form 8-K filed on August 6, 2019 (the “Original Filing”) by the Company which reported, among other items, the appointment of Messrs. Conforti, Hart, and Pace to the Board. At the time of the Original Filing, the Board had not made any determination regarding committee assignments for the new directors. The Company hereby amends the Original Filing to include information on the committee assignments in this Item 5.02.
Retirement of Three Board Members; Reduction in Board Size
     The Company previously announced the retirements of Directors Aylwin Lewis and Pattye L. Moore following an appropriate transition period. Mr. Lewis will retire effective as of November 1, 2019 and Ms. Moore will retire effective as of the end of 2019. As previously announced, Director Stuart Oran has decided not to stand for re-election at the 2020 Annual Meeting of Stockholders.

Effective upon the departures of Mr. Lewis, Ms. Moore, and Mr. Oran, the Board’s size will decrease to eight directors, seven of whom are independent.

The Company issued a press release on October 7, 2019 announcing the new Board Chair. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Red Robin Gourmet Burgers, Inc. Press Release dated October 7, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 7, 2019
RED ROBIN GOURMET BURGERS, INC.

By:

/s/ Michael L. Kaplan

Name: Michael L. Kaplan
Title: Senior Vice President & Chief Legal Officer

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